WADDELL & REED ADVISORS FUNDS

Supplement dated September 5, 2006
to
Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus
dated January 31, 2006
and supplemented
March 15, 2006, June 9, 2006 and July 25, 2006

The following supplements the information regarding permissible exclusions to the redemption fees in the section entitled "Redemption Fee/Exchange Fee"

Additionally, a Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of $5,000 or less (that correspondingly would result in an assessment of a fee equal to or less than $100.00).